UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒  Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Internet Capital Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INTERNET CAPITAL GROUP, INC.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 20, 2008

You are receiving this notice because you hold shares of Internet Capital Group, Inc. common stock. Materials related to ICG’s annual meeting are now available. We urge you to access and review these materials and then cast your vote. You can access these materials on the Internet or request paper or e-mail copies.

This communication presents an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

INTERNET CAPITAL GROUP, INC.

690 LEE ROAD

SUITE 310

WAYNE, PA 19087

PROXY MATERIALS AVAILABLE
• Annual Report • Proxy Statement • Form 10-K

PROXY MATERIALS - VIEW ONLINE OR RECEIVE COPIES

The Proxy Materials are available on the Internet at www.proxyvote.com. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 6, 2008 to facilitate timely delivery.

HOW TO VIEW MATERIALS ONLINE
Have the 12 Digit Control Number(s) available and visit www.proxyvote.com.

HOW TO REQUEST A COPY OF MATERIALS
1) BY INTERNET	-	www.proxyvote.com
2) BY TELEPHONE	-	1-800-579-1639
3) BY E-MAIL*	-	sendmaterial@proxyvote.com
*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information
Meeting Type:	Annual
Meeting Date:	6/20/08
Meeting Time:	10:00 a.m. EDT
For holders as of:	4/21/08
Meeting Location:
The Radnor Hotel
591 East Lancaster Avenue St. Davids, PA 19087
Meeting Directions:
For meeting directions, please contact
The Radnor Hotel at 610-688-5800.

How to Vote
Vote In Person

If you want to vote in person at the Annual Meeting, you must bring a government-issued picture identification with you. If you hold the shares through an account with a bank or a broker, you must obtain a proxy card from your bank or broker and bring that proxy card to the Annual Meeting, together with a government-issued picture identification and a copy of your bank or brokerage statement reflecting stock ownership as of April 21, 2008.

Vote By Internet or By Telephone

To vote by Internet or by telephone, visit the Internet at www.proxyvote.com. You may request electronic delivery of materials and vote the shares by Internet or telephone up until 11:59 p.m. EDT on June 19, 2008. Have your notice in hand when you access the website and follow the instructions to vote via the Internet or via telephone.

Voting Items
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.

1.	Election of Class III Directors:

01)	Walter W. Buckley, III
02)	Michael J. Hagan
03)	Philip J. Ringo

2.	Ratification of KPMG, LLP as Internet Capital Group, Inc.’s independent registered public accountant for the fiscal year ending December 31, 2008.

3.	Transaction of any other business that may properly come before the meeting.